UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 24, 2011

THE PULSE BEVERAGE CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-53586	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20A, Time Centre, 53-55 Hollywood Road, Central Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 5371 1266

DARLINGTON MINES LTD.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 –      OTHER EVENTS

Item 8.01              Other Events.

As previously reported in a Current Report on Form 8-K filed February 22, 2011, effective February 17, 2011, The Pulse Beverage Corporation (f/k/a Darlington Mines Ltd.) (the “Company”) completed a merger with its wholly owned subsidiary, The Pulse Beverage Corporation, and assumed the subsidiary’s name by filing Articles of Merger with the Nevada Secretary of State (the “Name Change”).  In order for the Name Change to be recognized on the OTC Bulletin Board, the Financial Industry Regulatory Authority (“FINRA”) was required to process the corporate action.

FINRA has now processed the Name Change and has assigned the Company a new stock symbol, “PLSB.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PULSE BEVERAGE CORPORATION a Nevada Corporation

Dated: February 24, 2011	/s/ Robert Yates Robert Yates, President and Chief Executive Officer